Acacia Communications Reports Second Quarter 2020 Results
MAYNARD, Mass., August 10, 2020 (GLOBE NEWSWIRE) -- Acacia Communications, Inc. (NASDAQ: ACIA), a leading provider of high-speed coherent optical interconnect products, today reported financial results for its second quarter ended June 30, 2020. Acacia Communications will not host a conference call to discuss its results for the second quarter of 2020 or provide forward guidance for the third quarter ending September 30, 2020, due to the previously announced proposed acquisition of Acacia Communications by Cisco Systems, Inc.
Results for the Second Quarter of 2020

•	Revenue of $135.2 million

•	GAAP gross margin of 48.2%; non-GAAP gross margin* of 48.4%

•	GAAP income from operations of $14.4 million; non-GAAP income from operations* of $28.8 million

•	GAAP net income of $16.1 million; non-GAAP net income* of $28.0 million

•	EBITDA* of $17.0 million; adjusted EBITDA* of $31.4 million

•	GAAP diluted EPS of $0.37; non-GAAP diluted EPS* of $0.65

*Non-GAAP gross margin, non-GAAP income from operations, non-GAAP net income, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA and non-GAAP diluted earnings per share (EPS) are non-GAAP financial measures that are not prepared in accordance with generally accepted accounting principles (GAAP). Please refer below to Use of Non-GAAP Financial Information for descriptions of these non-GAAP financial measures and to the Reconciliation of GAAP Measures to Non-GAAP Measures, attached as Schedule D, for reconciliations of the most directly comparable GAAP financial measures to these non-GAAP financial measures.

Use of Non-GAAP Financial Information

This press release includes non-GAAP financial measures that are not prepared in accordance with, nor an alternative to, GAAP. In addition, these non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies.

Schedule D of this press release provides reconciliations of Acacia Communications’ most comparable GAAP financial measures to non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, EBITDA, adjusted EBITDA and non-GAAP diluted EPS.

Acacia Communications believes that providing these non-GAAP financial measures to investors, in addition to providing the most directly comparable GAAP measures, provides investors the benefit of viewing the Company’s performance using the same financial metrics that its management team uses in making many key decisions and evaluating how its results of operations may look in the future. Acacia Communications’ management does not believe that items not involving cash expenditures, such as non-cash compensation related to equity awards, are part of its critical decision making process. Also, Acacia Communications’ management does not believe that items such as warranty and other charges arising from a manufacturing process quality issue, certain litigation related costs and settlement reserves outside the normal course of the Company’s business, acquisition related costs or certain adjustments to its valuation allowance against deferred tax assets are reflective of the Company’s underlying operating performance. Further, in connection with the seven-year denial of export privileges imposed on April 15, 2018 by the U.S. Department of Commerce against ZTE, which was subsequently lifted on July 13, 2018, the Company recorded inventory write-offs. Acacia Communications’ management does not believe these write-offs, and any subsequent adjustments as a result of management’s ongoing evaluation of the ZTE inventory, are reflective of the Company’s underlying operating performance. Therefore, Acacia Communications excludes those items, as applicable, from non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS, EBITDA and adjusted EBITDA.

Acacia Communications’ non-GAAP financial measures reflect adjustments based on the metrics described below, as well as the related income tax effects. The income tax effect of these non-GAAP adjustments is determined by recalculating income tax expense excluding these adjustments.

Non-GAAP gross profit and non-GAAP gross margin.    Acacia Communications defines non-GAAP gross profit as gross profit as reported on its consolidated statements of operations, excluding the impact of stock-based compensation, which is a non-cash charge, warranty and other charges arising from a manufacturing process quality issue and ZTE-related inventory write-offs and subsequent adjustments. Acacia Communications defines non-GAAP gross margin as the non-GAAP gross profit divided by revenue as reported on its consolidated statements of operations. Acacia Communications has presented non-GAAP gross profit and non-GAAP gross margin because the Company believes that the exclusion of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue and ZTE-related inventory write-offs and subsequent adjustments facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP research and development expenses.    Acacia Communications defines non-GAAP research and development expenses as research and development expenses as reported on the Company’s consolidated statements of operations, excluding the impact of stock-based compensation. Acacia Communications has presented non-GAAP research and development expenses because the Company believes that the exclusion of stock-based compensation facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP sales, general and administrative expenses.    Acacia Communications defines non-GAAP sales, general and administrative expenses as sales, general and administrative expenses as reported on the Company’s consolidated statements of operations, excluding the impact of stock-based compensation, certain litigation related costs and settlement reserves and acquisition related costs. Acacia Communications has presented non-GAAP sales, general and administrative expenses because the Company believes that the exclusion of stock-based compensation, certain litigation related costs and settlement reserves and acquisition related costs facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP operating expenses.    Acacia Communications defines non-GAAP operating expenses as operating expenses as reported on the Company’s consolidated statements of operations, excluding the impact of stock-based compensation, certain litigation related costs and settlement reserves and acquisition related costs. Acacia Communications has presented non-GAAP operating expenses because the Company believes that the exclusion of stock-based compensation, certain litigation related costs and settlement reserves and acquisition related costs facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP income from operations.    Acacia Communications defines non-GAAP income from operations as income (loss) from operations as reported on the Company’s consolidated statements of operations, excluding the impact of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves and acquisition related costs. Acacia Communications has presented non-GAAP income from operations because the Company believes that the exclusion of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves and acquisition related costs facilitates comparisons of its results of operations to other companies in its industry.

Non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS.    Acacia Communications defines non-GAAP net income as net income (loss) as reported on the Company’s consolidated statements of operations, excluding the impact of stock-based compensation which is a non-cash charge, as well as warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves, acquisition related costs, the tax effects of those excluded items and certain valuation allowance adjustments against deferred tax assets.

Acacia Communications defines non-GAAP effective tax rate as the non-GAAP provision for income taxes divided by non-GAAP income before provision for income taxes. Non-GAAP provision for income taxes is defined as the benefit for income taxes as reported on the Company’s consolidated statements of operations, as adjusted for the tax effects of excluding stock-based compensation expense, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves, acquisition related costs, as well as the impact of certain valuation allowance adjustments against deferred tax assets. Non-GAAP income before provision for income taxes is defined as GAAP income (loss) before benefit for income taxes as reported on the Company’s consolidated statements of operations, excluding stock-based compensation expense, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves and acquisition related costs.

In order to calculate non-GAAP diluted EPS, Acacia Communications uses a non-GAAP weighted-average share count which includes the impact of dilutive stock-based awards for periods in which there was a GAAP net loss resulting in GAAP diluted net loss per share, but a non-GAAP net income.

Acacia Communications has presented non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS because the Company believes that the exclusion of the items discussed above facilitates comparisons of its results of operations to other companies in its industry and more accurately reflects the underlying performance of our continuing business operations.

EBITDA and Adjusted EBITDA.    Acacia Communications defines EBITDA as net income (loss) as reported on the Company’s consolidated statements of operations before depreciation, interest income, net, and its benefit for income taxes. Acacia Communications defines adjusted EBITDA as EBITDA excluding the impact of stock-based compensation, warranty and other charges arising from a manufacturing process quality issue, ZTE-related inventory write-offs and subsequent adjustments, certain litigation related costs and settlement reserves and acquisition related costs. Acacia Communications has presented adjusted EBITDA because it is a key measure used by its management and board of directors to understand and evaluate the Company’s operating performance, to establish budgets and to develop operational goals for managing its business. In particular, Acacia Communications believes that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a useful measure for period-to-period comparisons of its core operating performance.

Acacia Communications uses these non-GAAP financial measures to evaluate its operating performance and trends, and make planning decisions. Acacia Communications believes that each of these non-GAAP financial measures helps identify underlying trends in its business that could otherwise be masked by the effect of the items that the Company excludes. Accordingly, Acacia Communications believes that these financial measures provide useful information to investors and others in understanding and evaluating its operating results, enhancing the overall understanding of the Company’s past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in its financial and operational decision-making.

Acacia Communications’ non-GAAP financial measures are not prepared in accordance with GAAP, and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures rather than gross profit, gross margin, research and development expenses, sales, general and administrative expenses, operating expenses, income (loss) from operations, net income (loss), effective tax rate or diluted earnings (loss) per share, which are the most directly comparable GAAP measures. Some of these limitations are:

•
Acacia Communications excludes stock-based compensation expense from each of its non-GAAP financial measures, although it has recently been, and will continue to be for the foreseeable future, a significant recurring expense for its business and an important part of the Company’s compensation strategy;

•
Acacia Communications excludes the tax benefits generated from the exercise of non-qualified stock options, the disqualifying disposition of incentive stock options and ESPP shares, and the vesting of restricted stock units, including any excess tax benefits and shortfalls recognized by the Company in the year of the taxable transaction, in calculating its non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS. The Company believes that excluding these tax benefits enables investors to see the full effect that excluding stock-based compensation expense had on the operating results. These benefits are tied to the exercise or vesting of underlying employee equity awards and the price of our common stock at the time of exercise or vesting, which factors may vary from period to period independent of the operating performance of the Company’s business. Similar to stock-based compensation expense, the Company believes that excluding these tax benefits provides investors and management with greater visibility to the underlying performance of its business operations and facilitates comparison with other periods as well as the results of other companies in its industry;

•
Acacia Communications excludes warranty and other charges arising from a manufacturing process quality issue from its non-GAAP gross profit, non-GAAP gross margin, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS and adjusted EBITDA measures, as management does not believe the charges are reflective of the Company’s underlying operating performance;

•
Acacia Communications excludes certain adjustments to its valuation allowance against deferred tax assets from its non-GAAP net income, non-GAAP effective tax rate and non-GAAP diluted EPS measures, as management does not believe the charges are reflective of the Company’s underlying operating performance;

•
Acacia Communications excludes ZTE-related inventory write-offs and subsequent adjustments from its non-GAAP gross profit, non-GAAP gross margin, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS and adjusted EBITDA measures, as management believes the activity is not related to the Company’s normal course of business and is not reflective of the Company’s underlying operating performance;

•
Acacia Communications excludes certain litigation related costs and settlement reserves from its non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS and adjusted EBITDA measures, if management believes the activity is not related to the Company’s normal course of business and is not reflective of the Company’s underlying operating performance. These expenses may continue in the future;

•
Acacia Communications excludes acquisition related costs from its non-GAAP sales, general and administrative expenses, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income, non-GAAP effective tax rate, non-GAAP diluted EPS and adjusted EBITDA measures, as management believes the activity is not related to the Company’s normal course of business and is not reflective of the Company’s underlying operating performance;

•	EBITDA and adjusted EBITDA exclude depreciation expense and, although this is a non-cash expense, the assets being depreciated may have to be replaced in the future;

•	EBITDA and adjusted EBITDA do not reflect interest income, which increases cash available to the Company, as this income is not generated by the Company’s core operations;

•	EBITDA and adjusted EBITDA do not reflect the benefit for income tax which may impact cash available to the Company; and

•
the expenses and other items that the Company excludes in its calculation of adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from adjusted EBITDA when they report their operating results.

Because of these limitations, non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP.

Acacia Communications’ use of non-GAAP financial measures, and the underlying methodology when excluding certain items, is not necessarily an indication of the results of operations that may be expected in the future, or that Acacia Communications will not, in fact, record such items in future periods.

Investors should consider Acacia Communications’ non-GAAP financial measures in conjunction with the corresponding GAAP financial measures.

About Acacia Communications

Acacia Communications develops, manufactures and sells high-speed coherent optical interconnect products that are designed to transform communications networks through improvements in performance, capacity and cost. By implementing optical interconnect technology in a silicon-based platform, a process Acacia Communications refers to as the “siliconization of optical interconnect,” Acacia Communications is able to offer products at higher speeds and density with lower power consumption, that meet the needs of cloud and service providers and can be easily integrated in a cost-effective manner with existing network equipment. www.acacia-inc.com.

Forward Looking Statements

This press release includes statements concerning Acacia Communications and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “will” or “continue” or the negative of these terms or other similar expressions are intended to help you identify forward-looking statements. The forward-looking statements in this press release are only predictions. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward looking statements. Acacia Communications has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger the Company has entered into with Cisco Systems, Inc. and Amarone Acquisition Corp. and any inability to complete the proposed merger due to the failure to satisfy conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed merger, uncertainty regarding the extent to which the coronavirus disease, COVID-19, pandemic and related response measures will adversely affect the Company’s business, results of operations and financial condition, or the business and financial condition of our customers and suppliers, the Company’s ability to sustain or increase revenue from its larger customers, generate revenues from new customers, or offset the discontinuation of concentrated purchases by its larger customers with purchases by new or existing customers, the Company’s ability to anticipate the timing and scale of demand for its products, including from its largest customers, the adverse impact of negative economic conditions created or exacerbated by the ongoing COVID-19 pandemic, the Company’s expectations regarding expenses and revenue, its ability to maintain and expand gross profit, the sufficiency of the Company’s cash resources and needs for additional financing, the Company’s ability to produce products free of problems, defects, errors and vulnerabilities, the Company’s anticipated growth strategies, its expectations regarding competition, the anticipated trends and challenges in the Company’s business and the markets in which it operates, the Company’s expectations regarding, and the capacity and stability of, its supply chain and manufacturing, the size and growth of the potential markets for the Company’s products and the ability to serve those markets, the scope, progress, expansion and costs of developing and commercializing its products, the timing, rate and degree of introducing any of its products into the market and the market acceptance of any of its products, the Company’s ability to establish and maintain development partnerships, its ability to attract or retain key personnel, the Company’s expectations regarding federal, state and foreign regulatory requirements, including export controls, tax law changes and interpretations, economic sanctions and anti-corruption regulations, regulatory or legislative developments in the United States and foreign countries, including trade policy and tariffs and export control laws or regulations that could impede its ability to sell its products to its customer ZTE Kangxun Telecom Co. Ltd. or any of its affiliates or that could impede its ability to sell its products to other customers in certain foreign jurisdictions, particularly in China, or that could impede sales by such customers in the United States, the Company’s ability to obtain and maintain intellectual property protection for its products, and other risks set forth under the caption “Risk Factors” in the Company’s public reports filed with the SEC, including the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2020 to be filed with the SEC and in other filings that the Company may make with the SEC in the future. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as indicative of future events. Acacia Communications assumes no obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

SCHEDULE A ACACIA COMMUNICATIONS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands) (unaudited)

	June 30, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$245,534	$36,617
Marketable securities - short-term	198,125	300,129
Accounts receivable	115,109	97,948
Inventory	32,457	40,820
Prepaid expenses and other current assets	7,951	6,518
Total current assets	599,176	482,032
Marketable securities - long-term	70,718	134,632
Property and equipment, net	27,355	26,801
Operating lease right-of-use assets	29,731	25,046
Deferred tax asset	52,436	51,798
Other assets	850	1,106
Total assets	$780,266	$721,415

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$53,653	$46,957
Accrued liabilities	62,271	61,680
Deferred revenue	4,033	4,483
Total current liabilities	119,957	113,120
Income taxes payable	6,280	7,117
Non-current operating lease liabilities	19,182	15,726
Other long-term liabilities	5,538	7,029
Total liabilities	150,957	142,992

Stockholders’ equity:
Common stock	4	4
Treasury stock	(39,712)	(39,712)
Additional paid-in capital	420,415	402,032
Accumulated other comprehensive income	1,498	720
Retained earnings	247,104	215,379
Total stockholders’ equity	629,309	578,423
Total liabilities and stockholders’ equity	$780,266	$721,415

SCHEDULE B ACACIA COMMUNICATIONS, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except per share data) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenue	$135,215	$111,183	$260,841	$216,399
Cost of revenue	70,007	60,096	136,351	115,470
Gross profit	65,208	51,087	124,490	100,929
Operating expenses:
Research and development	32,575	28,976	64,670	59,929
Sales, general and administrative	18,276	29,899	32,647	45,686
Total operating expenses	50,851	58,875	97,317	105,615
Income (loss) from operations	14,357	(7,788)	27,173	(4,686)
Other income, net:
Interest income, net	1,625	2,902	3,918	5,348
Other expense, net	(34)	(55)	(77)	(107)
Total other income, net	1,591	2,847	3,841	5,241
Income (loss) before benefit from income taxes	15,948	(4,941)	31,014	555
Benefit from income taxes	(133)	(2,916)	(711)	(4,397)
Net income (loss)	$16,081	$(2,025)	$31,725	$4,952
Earnings (loss) per share:
Basic	$0.38	$(0.05)	$0.76	$0.12
Diluted	$0.37	$(0.05)	$0.74	$0.12
Weighted-average shares used to compute earnings (loss) per share:
Basic	41,887	40,777	41,731	40,532
Diluted	43,139	40,777	43,117	42,154

SCHEDULE C ACACIA COMMUNICATIONS, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (unaudited)

	Six Months Ended June 30,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$31,725	$4,952
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	5,315	6,330
Stock-based compensation	18,168	17,007
Deferred income taxes	(638)	(4,506)
Non-cash lease expense	1,994	2,406
Other non-cash benefits	(537)	(1,439)
Changes in operating assets and liabilities:
Accounts receivable	(17,161)	1,335
Inventory	8,363	(13,040)
Prepaid expenses and other current assets	(1,433)	5,568
Other assets	263	(247)
Accounts payable	7,121	(390)
Accrued liabilities	18	20,216
Deferred revenue	(2,467)	(920)
Income taxes payable	(837)	(1,674)
Lease liabilities	(2,649)	(1,697)
Other long-term liabilities	162	165
Net cash provided by operating activities	47,407	34,066

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(6,189)	(6,072)
Purchases of marketable securities	(81,937)	(229,695)
Sales and maturities of marketable securities	249,170	183,488
Deposits	(7)	—
Net cash provided by (used in) investing activities	161,037	(52,279)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common stock under stock-based compensation plans	473	3,944
Net cash provided by financing activities	473	3,944

Net increase (decrease) in cash and cash equivalents	208,917	(14,269)
Cash and cash equivalents—Beginning of period	36,617	60,444
Cash and cash equivalents—End of period	$245,534	$46,175

Supplemental cash flow disclosures:
Cash paid (refunds received) for income taxes, net	$611	$(996)
Non-cash transactions:
Right of use assets acquired under operating leases	$4,913	$7,084

SCHEDULE D ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended
	Q2 2020	Q1 2020	Q2 2019
Non-GAAP Gross Profit and Non-GAAP Gross Margin
GAAP gross profit	$65,208	$59,282	$51,087
Stock-based compensation - cost of revenue	548	522	571
Warranty and other charges due to manufacturing process quality issue	(254)	(250)	(146)
Inventory write-offs	(101)	—	(120)
Non-GAAP gross profit	$65,401	$59,554	$51,392
GAAP gross margin	48.2%	47.2%	45.9%
Non-GAAP gross margin	48.4%	47.4%	46.2%

	Three Months Ended
	Q2 2020	Q1 2020	Q2 2019
Non-GAAP R&D Expenses
GAAP research and development expenses	$32,575	$32,095	$28,976
Stock-based compensation	5,646	5,985	5,325
Non-GAAP research and development expenses	$26,929	$26,110	$23,651

	Three Months Ended
	Q2 2020	Q1 2020	Q2 2019
Non-GAAP SG&A Expenses
GAAP sales, general and administrative expenses	$18,276	$14,371	$29,899
Stock-based compensation	2,590	2,877	3,103
Litigation related costs and settlement reserves	5,000	—	14,251
Acquisition related costs	997	868	585
Non-GAAP sales, general and administrative expenses	$9,689	$10,626	$11,960

	Three Months Ended
	Q2 2020	Q1 2020	Q2 2019
Non-GAAP Operating Expenses
GAAP operating expenses	$50,851	$46,466	$58,875
Stock-based compensation	8,236	8,862	8,428
Litigation related costs and settlement reserves	5,000	—	14,251
Acquisition related costs	997	868	585
Non-GAAP operating expenses	$36,618	$36,736	$35,611

SCHEDULE D (Cont.) ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended
	Q2 2020	Q1 2020	Q2 2019
Non-GAAP Income from Operations
GAAP income (loss) from operations	$14,357	$12,816	$(7,788)
Stock-based compensation	8,784	9,384	8,999
Warranty and other charges due to manufacturing process quality issue	(254)	(250)	(146)
Litigation related costs and settlement reserves	5,000	—	14,251
Inventory write-offs	(101)	—	(120)
Acquisition related costs	997	868	585
Non-GAAP income from operations	$28,783	$22,818	$15,781

	Three Months Ended
	Q2 2020	Q1 2020	Q2 2019
Non-GAAP Net Income
GAAP net income (loss)	$16,081	$15,644	$(2,025)
Stock-based compensation	8,784	9,384	8,999
Warranty and other charges due to manufacturing process quality issue	(254)	(250)	(146)
Litigation related costs and settlement reserves	5,000	—	14,251
Inventory write-offs	(101)	—	(120)
Acquisition related costs	997	868	585
Tax effect of excluded items	(2,352)	(2,308)	(3,941)
Valuation allowance adjustments	(182)	(28)	—
Non-GAAP net income	$27,973	$23,310	$17,603

	Three Months Ended
	Q2 2020	Q1 2020	Q2 2019
Non-GAAP Effective Tax Rate
GAAP effective tax rate	(0.8)%	(3.8)%	59.0%
Tax effect of excluded items	8.1%	10.7%	(53.5)%
Valuation allowance adjustments	0.6%	0.1%	—%
Non-GAAP effective tax rate	7.9%	7.0%	5.5%

SCHEDULE D (Cont.) ACACIA COMMUNICATIONS, INC. RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (in thousands, except for per share data) (unaudited)

	Three Months Ended
	Q2 2020	Q1 2020	Q2 2019
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
GAAP net income (loss)	$16,081	$15,644	$(2,025)
Depreciation	2,645	2,670	3,087
Interest income, net	(1,625)	(2,293)	(2,902)
Benefit for income taxes	(133)	(578)	(2,916)
EBITDA	16,968	15,443	(4,756)
Stock-based compensation	8,784	9,384	8,999
Warranty and other charges due to manufacturing process quality issue	(254)	(250)	(146)
Litigation related costs and settlement reserves	5,000	—	14,251
Inventory write-offs	(101)	—	(120)
Acquisition related costs	997	868	585
Adjusted EBITDA	$31,394	$25,445	$18,813

	Three Months Ended
	Q2 2020	Q1 2020	Q2 2019
Non-GAAP Diluted EPS
GAAP diluted earnings (loss) per share	$0.37	$0.36	$(0.05)
Stock-based compensation	0.20	0.22	0.22
Warranty and other charges due to manufacturing process quality issue	(0.01)	(0.01)	—
Litigation related costs and settlement reserves	0.12	—	0.35
Inventory write-offs	—	—	—
Acquisition related costs	0.02	0.20	0.01
Tax effect of excluded items	(0.05)	(0.05)	(0.10)
Valuation allowance adjustments	—	—	—
Dilutive stock-based awards	—	—	(0.01)
Non-GAAP diluted EPS	$0.65	$0.54	$0.42

Weighted-average shares used to compute GAAP and non-GAAP diluted earnings (loss) per share	43,139	43,042	40,777
Dilutive stock-based awards	—	—	1,470
Weighted-average shares used to compute non-GAAP diluted EPS	43,139	43,042	42,247

SOURCE Acacia Communications, Inc.

For further information:

Investor Relations Contact:
Monica Gould
Office: (212) 871-3927
Email: IR@acacia-inc.com

Lindsay Savarese
Office: (212) 331-8417
Email: IR@acacia-inc.com

Public Relations Contact:
Kelly Karr
Office: (408) 718-9350
Email: PR@acacia-inc.com